INCENTIVE PLANS	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
INCENTIVE PLANS
INCENTIVE PLANS

Discretionary Annual Incentive Awards
Citigroup grants immediate cash bonus payments and various forms of immediate and deferred awards as part of its discretionary annual incentive award program involving a large segment of Citigroup’s employees worldwide. Most of the shares of common stock issued by Citigroup as part of its equity compensation programs are to settle the vesting of the stock components of these awards.
Discretionary annual incentive awards are generally awarded in the first quarter of the year based upon the previous year’s performance. Awards valued at less than U.S. $100,000 (or the local currency equivalent) are generally paid entirely in the form of an immediate cash bonus. Pursuant to Citigroup policy and/or regulatory requirements, certain employees and officers are subject to mandatory deferrals of incentive pay and generally receive 25% to 60% of their awards in a combination of restricted or deferred stock, deferred cash stock units, or deferred cash. Discretionary annual incentive awards to many employees in the EU are subject to deferral requirements regardless of the total award value, with 50% of the immediate incentive delivered in the form of a stock payment or stock unit award subject to a restriction on sale or transfer or hold back (generally, for six months).
Deferred annual incentive awards may be delivered in the form of one or more award types—a restricted or deferred stock award under Citi’s Capital Accumulation Program (CAP), or a deferred cash stock unit award and/or a deferred cash award under Citi’s Deferred Cash Award Plan. The applicable mix of awards may vary based on the employee’s minimum deferral requirement and the country of employment.
Subject to certain exceptions (principally, for retirement-eligible employees), continuous employment within Citigroup is required to vest in CAP, deferred cash stock unit and deferred cash awards. Post employment vesting by retirement-eligible employees and participants who meet other conditions is generally conditioned upon their refraining from competition with Citigroup during the remaining vesting period, unless the employment relationship has been terminated by Citigroup under certain conditions.
Generally, the deferred awards vest in equal annual installments over three- or four-year periods. Vested CAP awards are delivered in shares of common stock. Deferred cash awards are payable in cash and earn a fixed notional rate of interest that is paid only if and when the underlying principal award amount vests. Deferred cash stock unit awards are payable in cash at the vesting value of the underlying stock. Generally, in the EU, vested CAP shares are subject to a restriction on sale or transfer after vesting, and vested deferred cash awards and deferred cash stock units are subject to hold back (generally, for six months in each case).
Unvested CAP, deferred cash stock units and deferred cash awards made in January 2011 or later are subject to one or more clawback provisions that apply in certain circumstances, including in the case of employee risk-limit violations or other misconduct, or where the awards were based on earnings that were misstated. CAP awards made to certain employees in February 2013 and later, deferred cash stock units made to certain employees in February 2016 and later, and deferred cash awards made to certain employees in January 2012, are subject to a formulaic performance-based vesting condition pursuant to which amounts otherwise scheduled to vest will be reduced based on the amount of any pretax loss in the participant’s business in the calendar year preceding the scheduled vesting date. For CAP awards made in February 2013 and later, and deferred cash stock units made in February 2016 and later, a minimum reduction of 20% applies for the first dollar of loss.
In addition, deferred cash awards made to certain employees in February 2013 and later are subject to a discretionary performance-based vesting condition under which an amount otherwise scheduled to vest may be reduced in the event of a “material adverse outcome” for which a participant has “significant responsibility.” Deferred cash awards made to these employees in February 2014 and later are subject to an additional clawback provision pursuant to which unvested awards may be canceled if the employee engaged in misconduct or exercised materially imprudent judgment, or failed to supervise or escalate the behavior of other employees who did.
Certain CAP and other stock-based awards, including those to participants in the EU that are subject to certain discretionary clawback provisions, are subject to variable accounting, pursuant to which the associated value of the award fluctuates with changes in Citigroup’s common stock price until the date that the award is settled, either in cash or shares. For these awards, the total amount that will be recognized as expense cannot be determined in full until the settlement date.

Sign-on and Long-Term Retention Awards
Stock awards and deferred cash awards may be made at various times during the year as sign-on awards to induce new hires to join Citi or to high-potential employees as long-term retention awards.
Vesting periods and other terms and conditions pertaining to these awards tend to vary by grant. Generally, recipients must remain employed through the vesting dates to vest in the awards, except in cases of death, disability or involuntary termination other than for “gross misconduct.” These awards do not usually provide for post employment vesting by retirement-eligible participants.

Outstanding (Unvested) Stock Awards
A summary of the status of unvested stock awards granted as discretionary annual incentive or sign-on and long-term retention awards is presented below:

Unvested stock awards	Shares	Weighted- average grant date fair value per share
Unvested at January 1, 2016	41,860,291	$45.73
Granted(1)	23,355,805	37.35
Canceled	(1,522,125)	43.76
Vested(2)	(21,021,795)	41.63
Unvested at December 31, 2016	42,672,176	$43.24

(1)	The weighted-average fair value of the shares granted during 2015 and 2014 was $50.33 and $49.65, respectively.

(2)	The weighted-average fair value of the shares vesting during 2016 was approximately $40.08 per share.
Total unrecognized compensation cost related to unvested stock awards, excluding the impact of forfeiture estimates, was $597 million at December 31, 2016. The cost is expected to be recognized over a weighted-average period of 1.6 years. However, the value of the portion of these awards that is subject to variable accounting will fluctuate with changes in Citigroup’s common stock price.

Performance Share Units
Certain executive officers were awarded a target number of performance share units (PSUs) on February 19, 2013, for performance in 2012, and to a broader group of executives on February 18, 2014, February 18, 2015 and February 16, 2016 for performance in the year prior to the award date. For grants prior to 2016, PSUs will be earned only to the extent that Citigroup attains specified performance goals relating to Citigroup’s return on assets and relative total shareholder return against peers over the three-year period beginning with the year of award. The actual dollar amounts ultimately earned could vary from zero, if performance goals are not met, to as much as 150% of target, if performance goals are meaningfully exceeded. The value of each PSU is equal to the value of one share of Citi common stock.
The PSUs granted on February 16, 2016 are earned over a three-year performance period based on Citigroup’s relative total shareholder return as compared to peers. The actual dollar amounts ultimately earned could vary from zero, if performance goals are not met, to as much as 150% of target, if performance goals are meaningfully exceeded. If the total shareholder return is negative over the three-year performance period, executives may earn no more than 100% of the target PSUs, regardless of the extent to which Citi outperforms peer firms. The value of each PSU is equal to the value of one share of Citi common stock.
PSUs are subject to variable accounting, pursuant to which the associated value of the award will fluctuate with changes in Citigroup’s stock price and the attainment of the specified performance goals for each award, until the award is settled solely in cash after the end of the performance period. The value of the award, subject to the performance goals, is estimated using a simulation model that incorporates multiple valuation assumptions, including the probability of achieving the specified performance goals of each award. The risk-free rate used in the model is based on the applicable U.S. Treasury yield curve. Other significant assumptions for the awards are as follows:

Valuation Assumptions	2016	2015	2014
Expected volatility	24.37%	27.13%	39.12%
Expected dividend yield	0.40%	0.08%	0.08%

A summary of the performance share unit activity for 2016 is presented below:

Performance Share Units	Units	Weighted- average grant date fair value per unit
Outstanding, beginning of period	1,357,257	$45.45
Granted(1)	772,653	27.03
Canceled	(91,597)	42.26
Payments	(193,753)	42.26
Outstanding, end of period	1,844,560	$38.22

(1) The weighted-average grant date fair value per unit awarded in 2015 and 2014 was $44.07 and $48.34, respectively.

Stock Option Programs
Stock options have not been granted to Citi’s employees as part of the annual incentive award programs since 2009.
All outstanding stock options are fully vested with the related expense recognized as a charge to income in prior periods. Generally, the stock options outstanding have a six-year term, with some stock options subject to various transfer restrictions. Cash received from employee stock option exercises under this program for the year ended December 31, 2016 was approximately $53 million.

Information with respect to stock option activity under Citigroup’s stock option programs is shown below:

	2016			2015			2014
	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share
Outstanding, beginning of period	6,656,588	$67.92	$—	26,514,119	$48.00	$6.11	31,508,106	$50.72	$1.39
Canceled	(25,334)	40.80	—	(7,901)	40.80	—	(28,257)	40.80	—
Expired	(2,613,909)	48.80	—	(1,646,581)	40.85	—	(602,093)	242.43	—
Exercised	(2,489,949)	49.10	6.60	(18,203,048)	41.39	13.03	(4,363,637)	40.82	11.37
Outstanding, end of period	1,527,396	$131.78	$—	6,656,588	$67.92	$—	26,514,119	$48.00	$6.11
Exercisable, end of period	1,527,396			6,656,588			26,514,119

The following table summarizes information about stock options outstanding under Citigroup’s stock option programs at December 31, 2016:

		Options outstanding		Options exercisable
Range of exercise prices	Number outstanding	Weighted-average contractual life remaining	Weighted-average exercise price	Number exercisable	Weighted-average exercise price
$39.00—$99.99	700,892	3.0 years	$43.45	700,892	$43.45
$100.00—$199.99	502,416	2.0 years	147.13	502,416	147.13
$200.00—$299.99	124,088	1.1 years	240.28	124,088	240.28
$300.00—$399.99	200,000	1.1 years	335.50	200,000	335.50
Total at December 31, 2016	1,527,396	2.2 years	$131.78	1,527,396	$131.78

Other Variable Incentive Compensation
Citigroup has various incentive plans globally that are used to motivate and reward performance primarily in the areas of sales, operational excellence and customer satisfaction. Participation in these plans is generally limited to employees who are not eligible for discretionary annual incentive awards.

Summary
Except for awards subject to variable accounting, the total expense recognized for stock awards represents the grant date fair value of such awards, which is generally recognized as a charge to income ratably over the vesting period, other than for awards to retirement-eligible employees and immediately vested awards. Whenever awards are made or are expected to be made to retirement-eligible employees, the charge to income is accelerated based on when the applicable conditions to retirement eligibility were or will be met. If the employee is retirement eligible on the grant date, or the award is vested at grant date, the entire expense is recognized in the year prior to grant.
Recipients of Citigroup stock awards generally do not have any stockholder rights until shares are delivered upon vesting or exercise, or after the expiration of applicable required holding periods. Recipients of restricted or deferred stock awards and deferred cash stock unit awards, however, may be entitled to receive dividends or dividend-equivalent payments during the vesting period. Recipients of restricted stock awards generally are entitled to vote the shares in their award during the vesting period. Once a stock award vests, the shares are freely transferable, unless they are subject to a restriction on sale or transfer for a specified period.
All equity awards granted since April 19, 2005 have been made pursuant to stockholder-approved stock incentive plans that are administered by the Personnel and Compensation Committee of the Citigroup Board of Directors, which is composed entirely of independent non-employee directors.
At December 31, 2016, approximately 52.1 million shares of Citigroup common stock were authorized and available for grant under Citigroup’s 2014 Stock Incentive Plan, the only plan from which equity awards are currently granted.
The 2014 Stock Incentive Plan and predecessor plans permit the use of treasury stock or newly issued shares in connection with awards granted under the plans. Newly issued shares were distributed to settle the vesting of the majority of annual deferred stock awards from 2012 to 2015. Treasury shares were used to settle vestings in 2016 and the first quarter of 2017, except where securities laws require newly issued shares. The use of treasury stock or newly issued shares to settle stock awards does not affect the compensation expense recorded in the Consolidated Statement of Income for equity awards.

Incentive Compensation Cost
The following table shows components of compensation expense, relating to certain of the above incentive compensation programs:

In millions of dollars	2016	2015	2014
Charges for estimated awards to retirement-eligible employees	$555	$541	$525
Amortization of deferred cash awards, deferred cash stock units and performance stock units	336	325	311
Immediately vested stock award expense(1)	73	61	51
Amortization of restricted and deferred stock awards(2)	509	461	668
Option expense	—	—	1
Other variable incentive compensation	710	773	803
Profit sharing plan	—	—	1
Total	$2,183	$2,161	$2,360

(1)
Represents expense for immediately vested stock awards that generally were stock payments in lieu of cash compensation. The expense is generally accrued as cash incentive compensation in the year prior to grant.

(2)	All periods include amortization expense for all unvested awards to non-retirement-eligible employees. Amortization is recognized net of estimated forfeitures of awards.

Future Expenses Associated with Outstanding (Unvested) Awards
Citi expects to record compensation expense in future periods as a result of awards granted for performance in 2016 and prior years. Because the awards contain service or other conditions that will be satisfied in the future, the expense of these already-granted awards is recognized over those future periods. The portion of these awards that is subject to variable accounting will cause the expense amount to fluctuate with changes in Citigroup’s common stock price. Citi's expected future expenses, excluding the impact of forfeitures, cancelations, clawbacks and repositioning-related accelerations that have not yet occurred, are summarized in the table below:

In millions of dollars	2017	2018	2019	2020 and beyond(1)	Total
Awards granted in 2016 and prior:
Deferred stock awards	$304	$177	$76	$5	$562
Deferred cash awards	182	96	36	3	317
Future expense related to awards already granted	$486	$273	$112	$8	$879
Future expense related to awards granted in 2017(2)	242	181	145	101	669
Total	$728	$454	$257	$109	$1,548

(1)	Principally 2020.

(2)	Refers to awards granted on or about February 16, 2017, as part of Citi's discretionary annual incentive awards for services performed in 2016.